SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 28, 2005

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

(610) 251-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                Results of Operations and Financial Condition.

On January 28, 2005, Triumph Group, Inc. issued a press release announcing its financial results for the fiscal quarter ended December 31, 2004 and conducted a conference call to further discuss the financial results.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also discussed the following financial information:

•                  For the Aerospace Systems segment, EBITDA was $18.4 million for the quarter ended December 31, 2004 with a 15% EBITDA margin.  For the nine months ended December 31, 2004, EBITDA was $53.7 million with an EBITDA margin of 15%. (See Schedule “Non-GAAP Financial Measure Disclosure”)

•                  For the Aftermarket Services segment, EBITDA was $4.7 million for the quarter ended December 31, 2004 with a 11% EBITDA margin.  The results include a $0.4 million restructuring charge in the quarter.  For the nine months ended December 31, 2004, EBITDA was $12.4 million with an EBITDA margin of 10%.  (See Schedule “Non-GAAP Financial Measure Disclosure”)

•                  The Other segment results were negatively impacted by a restructuring and impairment charge of $2.3 million in the third quarter ended December 31, 2004.

•                  Included in the consolidated operating income of $8.8 million for the quarter was approximately $2.7 million of restructuring charges associated with the realignment of the IGT business, as well as $1.0 million of litigation expense related to the ongoing litigation with Eaton Corporation.

•                  For the nine months ended December 31, 2004, sales mix was as follows: commercial was 43% (compared to 43% in the prior full fiscal year and 41% in the fiscal year ended March 31, 2003), military was 34% (compared to 33% in the prior full fiscal year and 32% in fiscal year ended March 31, 2003), regional jets were 6% (compared to 6% in the prior full fiscal year), business jets were 9% (compared to 8% in the prior full fiscal year) and other was 8% (compared to10% in the prior full fiscal year and 13% in the fiscal year ended March 31, 2003).

•                  Same store sales for the quarter ended December 31, 2004 increased 8% over the prior year period.  Same store sales for the quarter ended September 30, 2004 also increased 8% over the comparable quarter in the prior fiscal year

•                  In total sales, export sales were up to 23% in the quarter ended December 31, 2004 from 21% in second quarter, reflecting increasing deliveries to Airbus programs.

•                  Backlog at December 31, 2004 was $578 million, up from $520 million at March 31, 2004 and up from $486 million at March 31, 2003.  The top ten programs represented in the backlog were the 777, 737NG, 747, A-320, C-17, E-2C, V-22, CH-47, F-18 and F-15 programs, respectively.

•                  Boeing commercial, military and space accounted for 21% of the net sales for the quarter ended December 31, 2004 and is the only customer that accounts for more than 10% of revenue.

•                  IGT revenue for the year to date ended December 31, 2004 was $11.3 million, compared to approximately $24 million for the fiscal year ended March 31, 2004 and approximately $50 million for the fiscal year ended March 31, 2003.

•                  Net debt at December 31, 2004 was $164 million, as compared to $204 million at September 30, 2004, and net debt to capital was 24% for the quarter.

•                  Asset sales associated with the restructuring of the IGT business generated $3.7 million, and another $5.5 million is expected in the quarter ending March 31, 2005.  The sale of TriWestern Metals Company generated cash proceeds of $13.6 million with an additional $2.7 million due in the quarter ending March 31, 2005.

•                  For the nine months ended December 31, 2004, costs related primarily to health care, regulatory and legal expenses increased approximately $2 million over the comparable period in the prior fiscal year.

•                  The effective tax rate for the quarter ended December 31, 2004 was 30%. (Corrected from 31% that was stated in the conference call.)

Non-GAAP Financial Measure Disclosures Schedule

Management believes that Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) provides investors with an important perspective on the current underlying performance of the business by identifying non-cash expenses, interest and taxes included in income from continuing operations.

The following definition is provided for the non-GAAP financial measure identified above, together with a reconciliation of such non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP.

	Three Months Ended December 31, 2004
		Segment Data
	Total	Aerospace Systems	After market Services	Other	Corporate / Eliminations

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA):
Income from Continuing Operations	$3,939

Add-back:
Income Tax Expense	1,686
Interest Expense and Other	3,189

Operating Income (Expense)	$8,814	$13,533	$2,572	$(3,856)	$(3,435)

Depreciation and Amortization	7,530	4,892	2,131	474	33

Earnings (Losses) before Interest, Taxes, Depreciation and Amortization (“EBITDA”)	$16,344	$18,425	$4,703	$(3,382)	$(3,402)

Net Sales	$171,278	$121,185	$44,892	$6,394	$(1,193)

EBITDA Margin	9.5%	15.2%	10.5%	-52.9%	n/a

	Nine Months Ended December 31, 2004
		Segment Data
	Total	Aerospace Systems	After market Services	Other	Corporate / Eliminations

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA):
Income from Continuing Operations	$10,939

Add-back:
Income Tax Expense	4,546
Interest Expense and Other	9,656

Operating Income (Expense)	$25,141	$39,442	$6,133	$(10,789)	$(9,645)

Depreciation and Amortization	22,610	14,229	6,294	1,979	108

Earnings (Losses) before Interest, Taxes, Depreciation and Amortization (“EBITDA”)	$47,751	$53,671	$12,427	$(8,810)	$(9,537)

Net Sales	$506,611	$362,691	$127,054	$21,591	$(4,725)

EBITDA Margin	9.4%	14.8%	9.8%	-40.8%	n/a

The information in this Item 2.02 of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Number	Description of Document
99.1	Press Release dated January 28, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2005

  TRIUMPH GROUP, INC.

By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary

TRIUMPH GROUP, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 28, 2005